UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        Date of Report: December 27, 2005


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-32199                    95-4735256
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

   Suite 300-1055 West Hastings Street
        Vancouver, B.C. Canada                                     V6E 2E9
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (604) 609-6188


                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 20, 2005, MidNet, Inc. (the "Company") entered into an agreement with Thornton & Associates Ltd. ("Thornton") to establish territory in India for the Company's Middle Network(SM) Services. Thornton provides business development services for North American companies desiring to do business in India. A copy of the agreement is attached to this Report as Exhibit 10.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is being furnished this Report:

     Exhibit No.                   Exhibit Description
     -----------                   -------------------
         10        Middle Network Region Agreement Between Midnet (Canada), Inc.
                   and Thornton & Associates Ltd. dated December 20, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MidNet, Inc.


Date: December 27, 2005                   By: /s/ Tilo Kunz
                                             --------------------------
                                             Tilo Kunz
                                             Chief Executive Officer